Exhibit 13.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Nayax Ltd.(the “Company”) for the year ended December 31, 2022 (the “Report”), I, Sagit Manor, Chief Financial Officer of the Company, do hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.          the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.          the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 1, 2023	By: /s/ Sagit Manor Sagit Manor Chief Financial Officer (Principal Financial Officer)

A signed original of this written statement required by Section 906 has been provided to Nayax Ltd. and will be retained by Nayax Ltd.and furnished to the Securities and Exchange Commission or its staff upon request.